Quarterly Report
February 28, 2022
Massachusetts Investors
Growth Stock Fund
MIG-Q1

Portfolio of Investments
2/28/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.5%
Apparel Manufacturers – 3.9%
Adidas AG	548,147	$130,328,014
LVMH Moet Hennessy Louis Vuitton SE	124,437	92,072,539
NIKE, Inc., “B”	1,349,611	184,289,382
		$406,689,935
Brokerage & Asset Managers – 2.3%
Blackstone, Inc.	452,500	$57,680,175
Charles Schwab Corp.	2,127,063	179,651,741
		$237,331,916
Business Services – 10.2%
Accenture PLC, “A”	1,184,702	$374,389,526
Cognizant Technology Solutions Corp., “A”	1,013,313	87,276,649
Equifax, Inc.	726,220	158,562,875
Fidelity National Information Services, Inc.	1,465,441	139,553,946
Fiserv, Inc. (a)	2,168,926	211,839,002
Verisk Analytics, Inc., “A”	555,928	98,588,272
		$1,070,210,270
Cable TV – 1.0%
Charter Communications, Inc., “A” (a)	175,701	$105,733,348
Computer Software – 11.7%
Microsoft Corp.	4,110,244	$1,228,099,805
Computer Software - Systems – 5.5%
Apple, Inc.	3,467,129	$572,492,340
Construction – 2.1%
Otis Worldwide Corp.	1,549,430	$121,366,852
Sherwin-Williams Co.	365,377	96,141,650
		$217,508,502
Consumer Products – 5.2%
Church & Dwight Co., Inc.	2,421,194	$236,913,833
Colgate-Palmolive Co.	3,243,066	249,553,929
Estee Lauder Cos., Inc., “A”	213,338	63,218,449
		$549,686,211
Electrical Equipment – 5.6%
Amphenol Corp., “A”	3,125,359	$237,558,538
Fortive Corp.	2,870,170	185,843,507
TE Connectivity Ltd.	1,124,687	160,189,169
		$583,591,214
Electronics – 2.8%
Analog Devices, Inc.	688,686	$110,389,479
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	699,320	74,834,233
Texas Instruments, Inc.	629,977	107,089,790
		$292,313,502
Food & Beverages – 2.5%
McCormick & Co., Inc.	1,369,131	$130,300,197
PepsiCo, Inc.	841,182	137,735,141
		$268,035,338

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
General Merchandise – 1.5%
Dollarama, Inc.	2,989,365	$154,480,006
Health Maintenance Organizations – 0.9%
Cigna Corp.	406,220	$96,590,992
Insurance – 3.3%
Aon PLC	816,734	$238,600,671
Marsh & McLennan Cos., Inc.	717,680	111,534,649
		$350,135,320
Internet – 9.6%
Alphabet, Inc., “A” (a)	331,029	$894,155,673
Tencent Holdings Ltd.	2,051,500	111,497,100
		$1,005,652,773
Leisure & Toys – 2.2%
Electronic Arts, Inc.	1,757,519	$228,635,647
Medical & Health Technology & Services – 1.2%
ICON PLC (a)	541,322	$128,840,049
Medical Equipment – 12.8%
Abbott Laboratories	877,657	$105,862,987
Agilent Technologies, Inc.	560,384	73,051,658
Becton, Dickinson and Co.	712,358	193,248,478
Boston Scientific Corp. (a)	5,839,112	257,913,577
Danaher Corp.	486,953	133,624,773
Medtronic PLC	799,512	83,940,765
STERIS PLC	552,295	132,550,800
Stryker Corp.	615,248	162,025,561
Thermo Fisher Scientific, Inc.	358,639	195,099,616
		$1,337,318,215
Other Banks & Diversified Financials – 5.2%
Mastercard, Inc., “A”	338,304	$122,066,850
Moody's Corp.	308,607	99,380,712
Visa, Inc., “A”	1,503,717	324,983,318
		$546,430,880
Pharmaceuticals – 0.4%
Roche Holding AG	102,288	$39,020,234
Railroad & Shipping – 1.4%
Union Pacific Corp.	607,665	$149,455,207
Restaurants – 1.6%
Starbucks Corp.	1,826,969	$167,697,484
Specialty Stores – 3.9%
Alibaba Group Holding Ltd. (a)	9,546,212	$126,065,072
JD.com, Inc., “A” (a)	98,276	3,538,041
Ross Stores, Inc.	1,938,758	177,183,094
TJX Cos., Inc.	1,598,300	105,647,630
		$412,433,837
Telecommunications - Wireless – 1.7%
American Tower Corp., REIT	792,981	$179,903,599

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 1.0%
Xcel Energy, Inc.	1,492,975	$100,522,007
Total Common Stocks		$10,428,808,631
Investment Companies (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 0.06% (v)	39,486,810	$39,486,810

Other Assets, Less Liabilities – 0.1%		6,244,333
Net Assets – 100.0%		$10,474,539,774
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $39,486,810 and $10,428,808,631, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
2/28/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$9,568,133,343	$—	$—	$9,568,133,343
China	—	241,100,213	—	241,100,213
Canada	154,480,006	—	—	154,480,006
Germany	130,328,014	—	—	130,328,014
Ireland	128,840,049	—	—	128,840,049
France	92,072,539	—	—	92,072,539
Taiwan	74,834,233	—	—	74,834,233
Switzerland	39,020,234	—	—	39,020,234
Mutual Funds	39,486,810	—	—	39,486,810
Total	$10,227,195,228	$241,100,213	$—	$10,468,295,441
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$128,489,033	$349,041,606	$438,043,829	$—	$—	$39,486,810
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$8,171	$—
(3) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(4) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.